UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2009

InfoSonics Corporation

(Exact name of registrant as specified in its charter)

Maryland	010-32217	33-0599368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Executive Drive, Suite 100, San Diego, CA 92121

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (858)-373-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                         OTHER EVENTS

Final Approval of Securities Settlement

On May 5, 2009, Judge Sammartino of the United States District Court for the Southern District of California, entered an order in In Re InfoSonics Securities Litigation, Lead Case No. 06 CV 1231, that approves the class action settlement as fair and reasonable and directs the clerk to enter final judgment and dismiss the action with prejudice.  The Company’s insurer previously funded the full settlement payment.  The securities settlement is contingent upon final court approval of the derivative action, which the Court took under submission after an April 23, 2009 hearing regarding final approval of the derivative action.

The foregoing description of the Court’s final approval order is qualified in its entirety by reference to the full text of the Final Judgment and Order of Dismissal With Prejudice, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Ex. 99.1 Final Judgment and Order of Dismissal With Prejudice

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

Date: May 11, 2009	By:	/s/ Jeffrey Klausner
Jeffrey Klausner
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Final Judgment and Order of Dismissal With Prejudice